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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2000 included in VIVUS, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration.


                                        /s/ Arthur Andersen, LLP

San Jose, CA
March 21, 2001.